UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 28, 2009

BankGreenville Financial Corporation

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

333-127409	20-2645711
(Commission File Number)	(IRS Employer Identification No.)

499 Woodruff Road, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

(864) 335-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.02           RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2009, BankGreenville Financial Corporation, the holding company for BankGreenville, posted a letter to shareholders on its website, www.BankGreenville.com, announcing its financial results for the period ended December 31, 2008.

A copy of the letter to shareholders is attached hereto as Exhibit 99.1.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number	Description

99.1	Letter to Shareholders for the period ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKGREENVILLE FINANCIAL CORPORATION

	By:	/s/ Paula S. King
	Name:	Paula S. King
	Title:	Chief Financial Officer

Dated: January 29, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter to Shareholders for the period ended December 31, 2008.